Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

This First Amendment to Credit Agreement (herein, the “Amendment”) is entered into as of June 3, 2014, among Willdan Group, Inc., a Delaware corporation (the “Borrower”), the direct and indirect Subsidiaries of the Borrower from time to time party to the hereinafter defined Credit Agreement (the “Guarantors”), and BMO Harris Bank N.A. (the “Bank”).

PRELIMINARY STATEMENTS

A.     The Borrower, the Guarantors and the Bank entered into a certain Credit Agreement, dated as of March 24, 2014 (the “Credit Agreement”).  All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

B.     The Borrower has requested that the Bank extend a sweep to loan arrangement and make certain other amendments to the Credit Agreement, and the Bank is willing to do so under the terms and conditions set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.                                             AMENDMENTS.

Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement shall be and hereby is amended as follows:

1.1.         Section 1 of the Credit Agreement shall be amended by inserting new defined terms therein in their appropriate alphabetical order, each such defined term to read in its entirety as follows:

“Sweep Depositary” shall have the meaning set forth in the definition of Sweep to Loan Arrangement.

“Sweep to Loan Arrangement” means a cash management arrangement established by the Borrower with the Bank or an Affiliate of the Bank, as depositary (in such capacity, the “Sweep Depositary”), pursuant to which the Bank is authorized (a) to make advances of Revolving Loans hereunder, the proceeds of which are deposited by the Bank into a designated account of the Borrower maintained at the Sweep Depositary, and (b) to accept as prepayments of the Revolving Loans hereunder proceeds of excess targeted balances held in such designated account at the Sweep Depositary, which cash management arrangement is subject to such agreement(s) and on such terms acceptable to the Sweep Depositary and the Bank.

1.2.         Section 2.6 of the Credit Agreement shall be amended by inserting a new subsection (d) therein to read in its entirety as follows:

(d)           Sweep to Loan Arrangement.  So long as a Sweep to Loan Arrangement is in effect, and subject to the terms and conditions thereof, Revolving Loans may be advanced and prepaid hereunder notwithstanding any notice, minimum amount, or funding and payment location requirements hereunder for any advance of Revolving Loans or for any prepayment of any Revolving Loans.  The making of any such Revolving Loans shall otherwise be subject to the other terms and conditions of this Agreement.  All Revolving Loans advanced or prepaid pursuant to such Sweep to Loan Arrangement shall be Base Rate Loans.  The Bank shall have the right in its sole discretion to suspend or terminate the making and/or prepayment of Revolving Loans pursuant to such Sweep to Loan Arrangement with notice to the Sweep Depositary and the Borrower (which may be provided on a same-day basis), whether or not any Default or Event of Default exists.  The Bank shall not be liable to the Borrower or any other Person for any losses directly or indirectly resulting from events beyond the Bank’s reasonable control, including without limitation any interruption of communications or data processing services or legal restriction or for any special, indirect, consequential or punitive damages in connection with any Sweep to Loan Arrangement.

SECTION 2.                                             CONDITIONS PRECEDENT.

The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

2.1.         The Borrower, the Guarantors and the Bank shall have executed and delivered this Amendment.

2.2.         The Bank shall have received copies (executed or certified, as may be appropriate) of all legal documents or proceedings taken in connection with the execution and delivery of this Amendment to the extent the Bank or its counsel may reasonably request.

2.3.         Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Bank and its counsel.

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SECTION 3.                                             REPRESENTATIONS.

In order to induce the Bank to execute and deliver this Amendment, the Borrower hereby represents to the Bank that as of the date hereof (a) the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 6.5 shall be deemed to refer to the most recent financial statements of the Borrower delivered to the Bank) and (b) the Borrower is in compliance with the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

SECTION 4.                                             MISCELLANEOUS.

4.1.     The Borrower heretofore executed and delivered to the Bank the Security Agreement and certain other Collateral Documents. The Borrower hereby acknowledges and agrees that the Liens created and provided for by the Collateral Documents continue to secure, among other things, the Secured Obligations arising under the Credit Agreement as amended hereby; and the Collateral Documents and the rights and remedies of the Bank thereunder, the obligations of the Borrower thereunder, and the Liens created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby.  Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Collateral Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

4.2.     Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms.  Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

4.3.     The Borrower agrees to pay on demand all costs and expenses of or incurred by the Bank in connection with the negotiation, preparation, execution and delivery of this Amendment, including the fees and expenses of counsel for the Bank.

4.4.     This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement.  Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original.  Delivery of a counterpart hereof by facsimile transmission or by e-mail transmission of an Adobe portable document format file (also known as a “PDF” file) shall be effective as delivery of a manually executed counterpart hereof.  This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Illinois.

[SIGNATURE PAGE TO FOLLOW]

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This First Amendment to Credit Agreement is entered into as of the date and year first above written.

“BORROWER”

WILLDAN GROUP, INC.

By	/s/ Thomas D. Brisbin
	Name	Thomas D. Brisbin
	Title	President and Chief Executive Officer

“GUARANTORS”

ELECTROTEC OF NY ELECTRICAL INC.

By	/s/ Thomas D. Brisbin
	Name	Thomas D. Brisbin
	Title	Chairman of the Board

PUBLIC AGENCY RESOURCES

By	/s/ Thomas D. Brisbin
	Name	Thomas D. Brisbin
	Title	Chairman of the Board

WILLDAN ENERGY SOLUTIONS

By	/s/ Thomas D. Brisbin
	Name	Thomas D. Brisbin
	Title	Chairman of the Board

WILLDAN ENGINEERING

By	/s/ Thomas D. Brisbin
	Name	Thomas D. Brisbin
	Title	Chairman of the Board

[Signature Page to First Amendment to Credit Agreement]

WILLDAN ENGINEERS AND CONSTRUCTORS

By	/s/ Thomas D. Brisbin
	Name	Thomas D. Brisbin
	Title	Chairman of the Board

WILLDAN FINANCIAL SERVICES

By	/s/ Thomas D. Brisbin
	Name	Thomas D. Brisbin
	Title	Chairman of the Board

WILLDAN HOMELAND SOLUTIONS

By	/s/ Thomas D. Brisbin
	Name	Thomas D. Brisbin
	Title	Chairman of the Board

WILLDAN INFRASTRUCTURE

By	/s/ Thomas D. Brisbin
	Name	Thomas D. Brisbin
	Title	Chairman of the Board

WILLDAN LIGHTING & ELECTRIC, INC.

By	/s/ Thomas D. Brisbin
	Name	Thomas D. Brisbin
	Title	Chairman of the Board

WILLDAN LIGHTING & ELECTRIC OF CALIFORNIA

By	/s/ Thomas D. Brisbin
	Name	Thomas D. Brisbin
	Title	Chairman of the Board

[Signature Page to First Amendment to Credit Agreement]

WILLDAN LIGHTING & ELECTRIC OF WASHINGTON, INC.

By	/s/ Thomas D. Brisbin
	Name	Thomas D. Brisbin
	Title	Chairman of the Board

[Signature Page to First Amendment to Credit Agreement]

Accepted and agreed to.

BMO HARRIS BANK N.A.

By	/s/ Jennifer M Guidi
	Name	Jennifer M Guidi
	Title	Director

[Signature Page to First Amendment to Credit Agreement]